_________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 28, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-3,
          Mortgage Pass-Through Certificates, Series 2003-3).


                                  CWMBS, INC.
                                  ------------
            (Exact name of registrant as specified in its charter)


          Delaware                      333-103029             95-4449516
          --------                      ----------           -----------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
   of Incorporation)                   File Number)         Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
           ----------------------                              ---------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ---------------

         _________________________________________________________________

Item 5.  Other Events.
         ------------

On February 28, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


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


Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1.      The Pooling and Servicing Agreement, dated as of
                  February 1, 2003, by and among the Company, Seller, Master Servicer and the Trustee.



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

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWMBS, INC.



                                  By: /s/ Darren Bigby
                                      ------------------------------
                                      Darren Bigby
                                      Vice President



Dated:  April 4, 2003



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
                                 Exhibit Index
                                 --------------



Exhibit                                                               Page
-------                                                               ----

99.1.           Pooling and Servicing Agreement,
                dated as of February 1, 2003, by
                and among, the Company, Seller,
                Master Servicer and the Trustee.                        6


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